SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 August 5, 1996

                    ________________________________________


                            THERMOSPECTRA CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                        1-13876                04-3242970
        (State or other juris-       (Commission         (I.R.S. Employer
         diction of incorpora-        File Number)
        Identification  tion or organization)                     Number)


        81 Wyman St., P.O. Box 9046
        Waltham, Massachusetts                                 02254-9046
        (Address of principal executive offices)               (Zip Code)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)



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        Item 2.  Acquisition or Disposition of Assets
                 ------------------------------------

             On August 5, 1996, ThermoSpectra Corporation (the "Company") acquired substantially all of the assets (the "Assets") of NK Instruments Inc. ("NK"), a wholly-owned subsidiary of the Company's parent, Thermo Instrument Systems Inc. ("THI"), for $21,527,000 in cash (the "Purchase Price"). The Assets consist of the businesses of Kevex, Inc., a manufacturer of X-ray microanalyzers and X-ray microfluorescence instruments based in Valencia, California and Kevex X-Ray, Inc., a manufacturer of micofocus X-ray tubes based in Scotts Valley, California (together, the "Kevex Businesses"). The Kevex Businesses were acquired by THI on March 29, 1996 as part of its purchase of substantially all of the businesses comprising the Scientific Instruments Division of Fisons plc ("Fisons"), a wholly-owned subsidiary of Rhone-Poulenc Rorer Inc.

             The Purchase Price represents the sum of (i) the net book value of the Kevex Businesses at March 29, 1996 and (ii) the portion of the total goodwill associated with THI's acquisition of the Fisons businesses equal to the sales of the Kevex Businesses for the 1994 and 1995 fiscal years relative to the total sales for such years of all of the Fisons businesses acquired by THI.

             The acquisition was made pursuant to an Asset Purchase Agreement dated as of August 5, 1996 (the "Agreement"), among Kevex Instruments Inc., a wholly-owned subsidiary of the Company, NK and THI. Under the terms of the Agreement, the Purchase Price is subject to a post-closing adjustment based on a post-closing adjustment to be negotiated between THI and Fisons. To fund part of this acquisition, the Company borrowed $15,000,000 from Thermo Electron Corporation pursuant to a promissory note due 1998 and bearing interest at the 90-day Commercial Paper Composite Rate plus 25 basis points, set at the beginning of each quarter. The remainder of the Purchase Price was funded from cash on hand.

             The Company has no present intention to use the Assets for purposes materially different from the purposes for which such assets were used prior to the acquisition. However, the Company will review the Kevex Businesses and their assets, corporate structure, capitalization, operations, properties, policies, management and personnel and, upon completion of this review, may develop alternative plans or proposals, including mergers, transfers of a material amount of assets or other transactions or changes relating to such businesses.









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        Item 7.  Financial Statements, Pro Forma Combined Condensed
                 --------------------------------------------------
                 Financial Information and Exhibits
                 ----------------------------------

                 (a) Financial Statements of Business Acquired: as it is
                     impracticable to file such information at this time, it will be filed by amendment on or prior to October 18, 1996.

                 (b) Pro Forma Combined Condensed Financial Information:
                     as it is impracticable to file such information at this time, it will be filed by amendment on or prior to October 18, 1996.

                 (c) Exhibits

                 2 Asset Purchase Agreement dated as of August 5, 1996 by and among Kevex Instruments Inc., NK Instruments Inc. and Thermo Instrument Systems Inc. (filed as
                     Exhibit 2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 29, 1996 and incorporated herein by reference).

               10.1 $15,000,000 Promissory Note dated as of August 5, 1996 issued by the Company to Thermo Electron Corporation (filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 29, 1996 and incorporated herein by reference).



























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                                   SIGNATURES



             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 16th day of August 1996.

                                             THERMOSPECTRA CORPORATION


                                             By: /s/ Paul F. Kelleher
                                                 ----------------------
                                                 Paul F. Kelleher
                                                 Chief Accounting
        Officer









        AA962260019





























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